UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2015

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2015, the shareholders of Alpha and Omega Semiconductor Limited ("the Company") approved and adopted an amendment (the “Amendment”) to the Company's Bye-laws at the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”), effective immediately. The Amendment amended the Bye-laws to, among other things:

•
Clarify and enhance advance notice provisions of annual general meeting by providing additional requirements for advance notices for shareholder proposals and nominations, including additional disclosure requirements regarding beneficial ownership of shares by proposing shareholder; qualifications of director candidates; information regarding proposing shareholders; and the obligations to update and supplement the advance notice;

•
Enhance certain procedural requirements for bringing a business at special meetings, including but not limited to, advance notice requirements for nomination of directors; delivery of questionnaires; representation; and requirement for proposing shareholders to attend special meetings; and

•	Clarify the authority of Chairman of the Board to postpone and cancel general meetings of shareholders.

The foregoing summary of the Amendment is qualified in its entirety by the Amended and Restated Bye-laws, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated in this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2015, the Company held its Annual Meeting in which shareholders voted on three proposals and casted their votes as described below. Details of proposals are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 12, 2015. There were present at the Annual Meeting, in person or represented by proxy, the holders of 20,190,774 common shares, constituting a quorum.

Proposal 1

The following six directors were elected to serve until the 2016 Annual General Meeting of Shareholders or until their respective successors have been duly elected, and qualified as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	13,336,476	2,811,368	4,042,930
Yueh-Se Ho	13,337,149	2,810,695	4,042,930
Michael L. Pfeiffer	13,345,712	2,802,132	4,042,930
Robert I. Chen	13,247,601	2,900,243	4,042,930
King Owyang	12,834,982	3,312,862	4,042,930
Michael J. Salameh	13,287,802	2,860,042	4,042,930

Proposal 2

The Company's shareholders approved, an amendment of Bye-laws to, among other things, update and clarify the advance notice requirements for general meetings of shareholders, by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
15,307,201	837,808	2,835	4,042,930

Proposal 3

The Company's shareholders ratified and approved the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm, and authorized the Company's Board of Directors, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2016, by the votes set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
20,154,811	35,757	206	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits    Item

3.1        Amended and Restated Bye-laws

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2015	Alpha and Omega Semiconductor Limited
	By:	/s/ Yifan Liang
Yifan Liang
Chief Financial Officer and Corporate Secretary